Exhibit 10.4

EXECUTION COPY

CREDIT SUPPORT FEE AGREEMENT

This CREDIT SUPPORT FEE AGREEMENT (this “Agreement”) is made on July 30, 2014 by and among ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“ACRE”), ACRC Holdings LLC, a Delaware limited liability company (“ACRC”), ACRC Lender LLC, a Delaware limited liability company (the “Borrower” and, together with ACRE and ACRC, the “Beneficiaries”), and Ares Management LLC, a Delaware limited liability company (the “Credit Support Provider”).

WHEREAS, certain lenders have agreed to provide to the Borrower a revolving credit facility pursuant to that certain Credit Agreement, dated as of July 30, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, City National Bank, as the arranger and administrative agent for the below-defined Lenders (in such capacity, the “Agent”) and the lenders from time to time party thereto (the “Lenders”); and

WHEREAS, ACRE is the direct legal and beneficial owner of all the issued and outstanding membership interests of ACRC and ACRC is direct legal and beneficial owner of all the issued and outstanding membership interests of the Borrower and ACRE and ACRC will receive substantial direct and indirect benefits from the credit facility provided to the Borrower under the Credit Agreement; and

WHEREAS, the Beneficiaries have requested that the Credit Support Provider provide credit support to the Agent and the Lenders for the obligations of the Borrower under the Credit Agreement pursuant to that certain Loan Purchase Agreement, dated as of the date hereof (the “Credit Support Agreement”), by and between the Credit Support Provider, the Agent and the Lenders, and the Credit Support Provider desires to provide such credit support; and

WHEREAS, in order to secure its obligations hereunder, ACRE has entered into a Pledge Agreement, dated as of the date hereof (the “Pledge Agreement”), in favor of the Credit Support Provider.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.             Term.  This Agreement shall be in effect commencing on the date hereof and shall terminate upon the payment in full of the Loans and other Obligations and termination of all Revolver Commitments under the Credit Agreement.

2.             Credit Support Fee.

(a)           Fees.  As consideration for the credit support provided for the Borrower pursuant to the Credit Support Agreement, the Beneficiaries jointly and severally agree to pay to the Credit Support Provider a fee in an amount equal to 1.50% per annum times the average outstanding amount of the Loans under the Credit Agreement (prorated for any partial period thereof) (the “Credit Support Fee”).  The Credit Support Fee shall be payable in arrears on the first day of each month.  Upon the termination of this Agreement, the Beneficiaries shall promptly pay, or cause to be paid, to the Credit Support Provider any accrued and unpaid portion of the Credit Support Fee.

(b)           Expenses.  In addition to the Credit Support Fee, the Beneficiaries shall promptly upon demand reimburse, the Credit Support Provider for all out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel to the Credit Support Provider) incurred by the Credit Support Provider in connection with this Agreement.

3.             Fees Generally.

(a)           The amount of each payment hereunder shall be computed on the basis of a 360 day year and the actual number of days elapsed.

(b)           Except as otherwise set forth herein or separately agreed in writing between the parties hereto, the Beneficiaries agree that, once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances.  All fees, expenses and other amounts payable hereunder shall be paid in U.S. dollars in immediately available funds.  All amounts payable hereunder shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter.  In addition, all such payments shall be made without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Beneficiaries for such amounts.

4.             Indemnification; No amendment.

(a)           The Beneficiaries shall jointly and severally indemnify and hold harmless the Credit Support Provider, its affiliates and their respective managers, managing directors, partners, directors, officers, agents, members, stockholders and employees (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages, judgments, assessments, costs or other liabilities (including, without limitation, any losses suffered by the Indemnified Parties upon the exercise of the loan purchase obligation under Section 2(a) of the Credit Support Agreement (such obligation, the “Loan Purchase Obligation”), and will promptly reimburse each such person for all expenses as such expenses are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation with respect to any pending or threatened litigation (collectively, the “Actions”) in respect of or arising from or out of this Agreement, the Credit Support Agreement, the Pledge Agreement or otherwise in connection with the transactions contemplated hereby or thereby, except to the extent determined in a final judgment of a court of competent jurisdiction to arise from the gross negligence or willful misconduct of such Indemnified Party which, for the avoidance of doubt, shall not include any Beneficiary.

(b)           The Beneficiaries hereby agree, jointly and severally, to pay, or to cause to be paid, to the Credit Support Provider promptly on demand, the entire outstanding amount of all Loans and other Obligations outstanding under the Credit Agreement, after the exercise by the Agent of the Loan Purchase Obligation under the Credit Support Agreement.

(c)           Without the prior written consent of the Credit Support Provider, which consent may be withheld, delayed or conditioned in the sole discretion of the Credit Support

Provider, no Beneficiary shall enter into any amendment, waiver or other modification of the Credit Agreement, the Credit Support Agreement or any other Loan Documents (as such term is defined in the Credit Agreement), in each case, that could adversely affect the Credit Support Provider, including, without limitation, any amendment, waiver or other modification (i) increasing or decreasing the interest rate, principal amount or fees in connection therewith or (ii) otherwise described in clause (a), (b), (c), (d), (e), (f), (g), (h) or (i) of Section 11.2 of the Credit Agreement.

5.             Notices.  All notices, demands, instructions, requests, and other communications required or permitted to be given to, or made upon, any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by courier, electronic mail, or telefacsimile at the following addresses and shall be deemed to be given for purposes of this Agreement on the day that such writing is received by the Person to whom it is to be sent pursuant to the provisions of this Agreement:

(a)           if to ACRE or ACRC:

Ares Commercial Real Estate Corporation
One North Wacker Drive, 48th Floor
Chicago, IL 60606

Attn: Maria Scherer
Telephone:	(312) 252-7529
Facsimile:	(312) 252-7500
Email:	mscherer@aresmanagement.com

with a copy to:

2000 Avenue of the Stars

12th Floor

Los Angeles, CA 90067

Attention: Real Estate Accounting

with a copy to:

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071

Attn: Dominic Yoong

Facsimile: (213) 891-8763

(b)           if to the Credit Support Provider:

Ares Management LLC

2000 Avenue of the Stars

12th Floor
Los Angeles, CA 90067

Attn: Michael D. Weiner

with a copy to:

2000 Avenue of the Stars

12th Floor

Los Angeles, CA 90067

Attention: Corporate Accounting

and

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071

Attention: Dominic Yoong

Facsimile: (213) 891-8763

6.             Assignment.  No party hereto may assign this Agreement nor any right, remedy, obligation or liability arising hereunder to any other party without the prior written consent of the other parties hereto.  Nothing contained herein, expressed or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

7.             Successors.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representations, successors and permitted assigns.

6.             Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

7.             Governing Law; Submission to Jurisdiction; Waiver of Venue and Service of Process.

(a)           THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)           EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN

ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c)           EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 7(b).  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)           EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.          Entire Agreement and Modification.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter of this Agreement and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.  This Agreement sets forth the entire understanding of the parties and may be modified only by a written instrument duly executed by each party.  No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ARES COMMERCIAL REAL ESTATE CORPORATION,
a Maryland corporation

By:	/s/ Todd Schuster
Name: Todd Schuster
Title: Chief Executive Officer

ACRC HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Todd Schuster
Name: Todd Schuster
Title: Chief Executive Officer

ACRC LENDER LLC,
a Delaware limited liability company

By:	/s/ Todd Schuster
Name: Todd Schuster
Title: Chief Executive Officer

[SIGNATURE PAGE TO FEE AGREEMENT]

ARES MANAGEMENT LLC,
a Delaware limited liability company

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

Signature Page to Fee Agreement